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                                                                  Exhibit (10)-5

                            SUBORDINATION AGREEMENT

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY AND COLLATERAL BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     THIS SUBORDINATION AGREEMENT ("AGREEMENT"), made this 30th day of November, 1998, by GRAND HAVANA ENTERPRISES, INC., a Delaware corporation ("GRA"), owner of the collateral hereinafter defined and HARRY SHUSTER, an individual ("SHUSTER") present owner and holder of that certain secured promissory note (the "Shuster Note") dated as of August 15, 1998 entered into by and between GRA as Maker and Shuster as Noteholder;

                                  WITNESSETH

     A. On or about February 12, 1997 GRA entered into a loan agreement with United Leisure Corporation ("ULC") pursuant to which GRA executed an unsecured promissory note (the "Unsecured ULC Note") having a due date of September 30, 1998.

     B. On or about August 15, 1998 the GRA executed and delivered the Shuster Note to Shuster. In connection with the delivery of the Shuster Note and as a condition of lending the funds evidenced by the Shuster Note, Shuster required that GRA execute a Security Agreement (the "Shuster Security Agreement") and a UCC-1 Financing Statement (the "Shuster Financing Statement") creating a security interest in the equipment, fixtures, furniture and other property rights described therein (the "Collateral") in favor of Shuster.

     C. Shuster caused the Shuster Financing Statement to be recorded with California Secretary of State.

     D. On or about September 30, 1998 GRA executed a new promissory note with ULC which replaced the Unsecured ULC Note due on September 30, 1998. The new note with ULC shall be referred to herein as the "Secured ULC Note". In connection with the issuance and execution of the Secured ULC Note, GRA also executed a security agreement (the "ULC Security Agreement") and UCC-1 Financing Statement (the "ULC Financing Statement").

     E. In order to induce ULC to accept the Secured ULC Note and as a condition to accepting the Secured ULC Note, ULC required that its security interest in the Collateral be prior, and superior to, Shuster's security interest in the Collateral.

     F. Shuster is now willing to subordinate his security interest in the Collateral to ULC.
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     1.   GRA acknowledges and agrees that ULC agreed to accept the ULC Note only upon the condition that the ULC Financing Statement securing the Secured ULC Note would constitute on lien upon the Collateral prior, and superior to, the lien or charge of the Shuster Financing Statement and provided that Shuster specifically and unconditionally subordinate the lien or charge of the Shuster Note to the charge of the ULC Financing Statement.

     2. Shuster acknowledges and agrees that the ULC Financing Statement securing the Secured ULC Note when recorded, constituted a lien or charge upon said Collateral, and that upon execution of this Agreement, the Secured ULC Note shall be deemed to be unconditionally prior and superior to the lien or charge of the Shuster Financing Statement and the Shuster Note.

     3.   GRA and Shuster mutually agree and acknowledge that:

     (a) the ULC Financing Statement securing the Secured ULC Note in favor of ULC, and any renewals or extensions thereof, shall unconditionally be and remain at all times a lien or charge on the Collateral therein described, prior and superior to the lien or charge of the Shuster Note and the Shuster Financing Statement above mentioned.

     (b) That ULC would not have made the ULC loan and accepted the Secured ULC Note without this Agreement.

     (c) That this Agreement shall be the whole and only agreement with regard to the subordination of the lien or charge of the Shuster Note and the Shuster Financing Statement to the lien or charge of the ULC Financing Statement and that the ULC Financing Statement shall supersede the Shuster Financing Statement.

     4.   Shuster declares, agrees and acknowledges that:

          (a) He consents to and approves all provisions of the ULC Financing Statement;

          (b) ULC, in accepting the Secured ULC Note, is under no obligation or duty to, nor has ULC represented that it will see to the application of any loan proceeds by GRA on that the use of proceeds will be used for any particular purpose whatsoever and that such failure to supervise the disbursement of loan proceeds shall not defeat the subordination herein made in whole or in part;

          (c) He intentionally and unconditionally waives, relinquishes and subordinates the lien or charge of the Shuster Financing Statement in favor of the lien or charge upon the Collateral in favor of ULC, and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination ULC accepted the Secured ULC


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               Note and that ULC would not have agreed to accept the Secured ULC
               Note but for its reliance upon this waiver, relinquishment and subordination.


"GRA"                               GRAND HAVANA ENTERPRISES, INC.
                                    a Delaware Corporation



                                    By:/s/ Harry Shuster
                                       -----------------
                                       Harry Shuster
                                       Its: President



"SHUSTER"


/s/ Harry Shuster
____________________________
    Harry Shuster

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